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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                   N/A
       (Address of Principal Executive Offices)               (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

          During separate meetings on February 9 and 17, 2005, the Compensation Committee of the Board of Directors of Scottish Re Group Limited (the "Company") awarded incentive payments to certain executive officers of the Company and its subsidiaries. The bonus compensation was based on individual and corporate performance during the prior fiscal year in relationship to performance targets. Factors taken into consideration included, but were not limited to, ordinary share performance relative to our industry peer group, revenue and earnings growth, investment management results, return on shareholder equity and other key financial and operational measures. The Company paid Michael French, Scott Willkomm, Oscar Scofield, Tom McAvity and Elizabeth Murphy (each of whom is a named executive officer, as reported in the Company's proxy statement dated April 2, 2004) a bonus in the amount of $400,000, $750,000, $150,000, $125,000 and $175,000, respectively, in recognition of the performance and contribution of each to our business in 2004.



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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By: /s/ Paul Goldean
                                 --------------------------------------------
                                 Paul Goldean
                                 Executive Vice President and General Counsel



Dated:  March 9, 2005





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